                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 8, 2004


                                 AAIPHARMA INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-21185                 04-2687849
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)



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Item 7.           Financial Statements and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      The following exhibits are furnished as part of this report:

                  99.1 -  Press Release of aaiPharma Inc. dated April 8, 2004.

                  99.2 - Form of Consent Solicitation Statement dated April 8, 2004

Item 9.           Regulation FD Disclosure.

         On April 8, 2004, aaiPharma Inc. announced the commencement of a consent solicitation of holders of its 11% Senior Subordinated Notes due 2010. The consent solicitation seeks approval of proposed amendments to, and waivers under, the indenture governing these Notes to address, on a consensual basis, among other things, issues relating to aaiPharma's inability to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

         A copy of the press release announcing the commencement of the consent solicitation is furnished as Exhibit 99.1 and is incorporated herein by reference, and a copy of the form of the consent solicitation statement is furnished as Exhibit 99.2 and is incorporated herein by reference.

         Note: Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 8, 2004

                                       aaiPharma Inc.

                                       By:  /s/ William L. Ginna, Jr.
                                            --------------------------
                                            William L. Ginna, Jr.
                                            Executive Vice President and Chief
                                            Financial Officer



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

                                  EXHIBIT INDEX

Exhibit Number       Exhibit
--------------       -------
     99.1            Press release of aaiPharma Inc. dated April 8, 2004

     99.2            Form of Consent Solicitation Statement dated April 8, 2004



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